UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 2005
                                                        ------------------


                              JACK IN THE BOX INC.

             (Exact name of registrant as specified in its charter)


        DELAWARE                  1-9390                    95-2698708
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(State or other jurisdiction  (Commission File   (I.R.S. Employer Identification
      of incorporation)           Number)                    Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                    92123
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(Address of principal executive offices)           (Zip Code)


       (858) 571-2121 (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On September 21, 2005, Jack in the Box Inc. issued a press release affirming the company's strategic plan to become a national restaurant company, updating fourth-quarter guidance and providing first quarter and fiscal 2006 guidance, and announcing a three-year $150 million share repurchase program. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

         Jack in the Box Inc. will conduct a conference call on September 21, 2005, at 8:30 a.m. PDT to review information presented in this news release. Investors can hear this conference call live by visiting the Jack in the Box Inc. home page at www.jackinthebox.com. Access the Jack in the Box Inc. home page at least 15 minutes prior to the call in order to download and install any necessary audio software. Investors can hear replays of the conference call by visiting www.jackinthebox.com and clicking on the conference call link.


ITEM 8.01.        OTHER EVENTS

         On September 21, 2005, Jack in the Box Inc. issued a press release furnished as Exhibit 99.1, and incorporated herein by reference, announcing that its board of directors authorized a $150 million program to repurchase shares of the company's common stock, in the open market or in private transactions, from time to time, over the next three years. Such repurchases will be made using the company's existing cash resources.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

The following exhibits are furnished with this Report:


Exhibit
  No.    Description
-------  -----------
99.1     Press Release of Jack in the Box Inc. dated
         September 21, 2005


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             JACK IN THE BOX INC.


                                    By:      JERRY P. REBEL
                                             ------------------------
                                             Jerry P. Rebel
                                             Senior Vice President
                                             Chief Financial Officer
                                             (Principal Financial Officer)
                                             (Duly Authorized Signatory)

                                             Date:  September 21, 2005